EXHIBIT  10.11

                     ROYALTY/REVENUE INTEREST SALE AGREEMENT
                        NIGERIAN OIL CONCESSION BLOCK 469

THIS  AGREEMENT  made  and  entered  into  this  31st  day  of  March,  1997:

BETWEEN:

     YINKA FOLAWIYO PETROLEUM COMPANY LIMITED, a corporation incorporated pursuant to the laws of Nigeria, (hereinafter referred to as "YFP")

                         and

     LIBERTY TECHNICAL SERVICES LTD. of 7th Floor, Folawiyo Plaza, 38 Warehouse Road, Lagos, Nigeria,
     (hereinafter  referred  to  as  "Liberty")

RECITALS

WHEREAS:

1. By virtue of a Participation Agreement dated February 23, 1994 (the "Participation Agreement"), YFP acquired an overriding royalty (the "Overriding Royalty") consisting an entitlement to receive the proceeds of sale of 0.7500% of all Petroleum Substances produced and sold from Nigerian oil Concession Block OPL 469 ("Concession Block 469") before payout and 0.3817% of all Petroleum Substances produced and sold from Concession Block 469 after payout;

2. Under the terms of the Participation Agreement, in addition to the Overriding Royalty, YFP acquired a revenue interest (the "Revenue Interest") on Concession Block 469 that provides YFP with an entitlement to receive the proceeds of sale of 1.70775% of all Petroleum Substances produced and sold from Concession Block 469 before payout and 0.8694% of all Petroleum Substances produced and sold from Concession Block 469 after payout;

3. YFP has agreed to sell, assign and convey to Liberty, all of its Overriding Royalty and a portion of its Revenue Interest in the percentages set forth herein, in consideration of the payment by Liberty to YFP of U.S.$3,732,504.95, to be satisfied by the issuance of 477,761 common shares of Abacan Resource Corporation to YFP at a price of 7.8125 per common share;

NOW THEREFORE in consideration of the mutual covenants herein contained, the Parties hereto agree as follows:

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1.   YFP shall and hereby does  irrevocably  sell,  convey,  assign and transfer unto Liberty, all of YFP's right, title and interest to and in the Overriding Royalty consisting of an entitlement to receive the proceeds of sale of 0.7500% of all Petroleum Substances produced and sold from Concession Block 469 before payout and 0.3817% of all Petroleum Substances produced and sold from Concession Block 469 after payout (the "Sold Overriding Royalty Interest").

2. YFP shall and hereby does irrevocably sell, convey, assign and transfer unto Liberty, 6.5% of YFP's right title and interest to and in the Revenue Interest consisting of an entitlement to receive the proceeds of sale of 0.11125% of all Petroleum Substances produced and sold from Concession Block 469 before payout and 0.05671% of all Petroleum Substances produced and sold from Concession Block 469 after payout (the "Sold Revenue Interest").

3. Liberty hereby agrees to pay to YFP a purchase price of U.S.$3,732,504.95 for the Sold Overriding Royalty Interest and the Sold Revenue Interest, which sums shall be satisfied by the delivery of 477,761 common shares of Abacan Resource Corporation (the "Abacan Shares"). YFP agrees to accept the Abacan Shares subject to any and all restrictions on trading imposed by applicable regulatory authorities.

4. YFP and Liberty hereby acknowledge, confirm and agree that upon the fulfilment of the conditions set out in Paragraph 7 herein and the payment of the consideration set out in Paragraph 3 above, the interests and right to the proceeds of sale of the Parties in the Overriding Royalty Interest, expressed as a percentage of all Petroleum Substances produced and sold from Concession Block 469, both before and after payout shall be as follows:


NAME OF PARTY                             BEFORE PAYOUT   AFTER PAYOUT
----------------------------------------  --------------  -------------
Yinka Folawiyo Petroleum Company Limited            0.0%           0.0%
----------------------------------------  --------------  -------------

Liberty Technical Services Ltd.                  0.7500%        0.3817%
----------------------------------------  --------------  -------------


5. YFP and Liberty hereby acknowledge, confirm and agree that upon the fulfilment of the conditions set out in Paragraph 7 herein and the payment of the consideration set out in Paragraph 3 above, the interests and the right to the proceeds of sale of the Parties in the Revenue Interest, expressed as a percentage of all Petroleum Substances produced and sold from Concession Block 469, both before and after payout shall be as follows:


NAME OF PARTY                             BEFORE PAYOUT   AFTER PAYOUT
----------------------------------------  --------------  -------------
Yinka Folawiyo Petroleum Company Limited        1.59650%       0.81269%
----------------------------------------  --------------  -------------

Liberty Technical Services Ltd.                 0.11125%       0.05671%
----------------------------------------  --------------  -------------


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6.   YFP  represents  and warrants to Liberty that the Sold  Overriding  Royalty
     Interest and the Sold Revenue Interest are each free and clear of any charges, liens or other encumbrances to any and all third parties and that any and all corporate steps, consents, resolutions or approvals necessary to give effect to the sale and assignment of the Sold Overriding Royalty Interest and Sold Revenue Interest has been duly and fully obtained.

7. The completion of this transaction and the issuance of the Abacan Shares contemplated herein shall be subject to receipt by Abacan Resource Corporation of all necessary and applicable regulatory approvals. This condition is for the sole benefit of Liberty and may be waived by it in writing at its sole discretion.

8. Each Party shall from time to time and at all necessary times do all such further acts and execute and deliver all further deeds and documents as may be reasonably required in order to perform and carry out the terms of this Royalty/Revenue Interest Sale Agreement.


IN WITNESS WHEREOF the Parties hereto have caused the within presents to be executed by their duly authorized representatives on the day and year first above written.

Liberty  Technical  Services  Ltd.          Yinka  Folawiyo  Petroleum  Company
Limited




Per:  /s/  Wade  Cherwayko               Per:   /s/  T.B.  Folawiyo
    ----------------------                    ---------------------

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